UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

Ulta Beauty, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V70979-P25478 ULTA BEAUTY, INC. 1000 REMINGTON BLVD. SUITE 120 BOLINGBROOK, IL 60440 You invested in ULTA BEAUTY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2025. Get informed before you vote View the Company’s Proxy Statement and Annual Report to Stockholders for the year ended February 1, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 11, 2025 10:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/ULTA2025 ULTA BEAUTY, INC. 2025 Annual Meeting Vote by June 10, 2025 11:59 PM ET

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V70980-P25478 1. Election of Directors Nominees: 1a. Michelle L. Collins For 1b. Kelly E. Garcia For 1c. Catherine A. Halligan For 1d. Patricia A. Little For 1e. George R. Mrkonic For 1f. Lorna E. Nagler For 1g. Heidi G. Petz For 1h. Gisel Ruiz For 1i. Michael C. Smith For 1j. Kecia L. Steelman For 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2025, ending January 31, 2026. For 3. Advisory resolution to approve the Company’s executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.